                                  EXHIBIT 10.2

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT.

                              HYPERCOM CORPORATION

                          COMMON STOCK PURCHASE WARRANT

     No. C-1                                                      August 2, 2001


                                                     Warrant to Purchase 375,000
                                                          Shares of Common Stock

         Hypercom Corporation, a Delaware corporation (the "Company"), for value received, hereby certifies that ABLECO HOLDING LLC, a Delaware limited liability company, or its registered assigns (the "Holder"), is entitled to purchase from the Company 375,000 duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (the "Initial Warrant Shares"), plus any Additional Warrant Shares (as defined herein) (such Additional Warrant Shares and the Initial Warrant Shares, being referred to herein collectively as the "Warrant Shares"), at a purchase price per share equal to $4.00 (the "Purchase Price"), at any time or from time to time on or after August 2, 2001, but prior to 5:00 P.M., Central Daylight Time, on August 1, 2006 (the "Expiration Date"), all subject to the terms, conditions and adjustments set forth below in this Warrant.

         This Warrant (the "Warrant") is issued pursuant to the terms of a certain Loan and Security Agreement, dated as of the date hereof, as amended or otherwise modified from time to time, between the Company and certain of its subsidiaries, and an affiliate of the Holder, as lender (the "Loan and Security Agreement"). This Warrant initially evidences the Holder's right to purchase up to 375,000 shares of the Company's Common Stock subject to adjustment as provided herein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned such terms in the Loan and Security Agreement.

         1. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms shall have the meanings indicated:

         "Additional Shares of Common Stock" shall mean all shares (including treasury shares) of Common Stock issued or sold (or, pursuant to Section 3.3 or 3.4, deemed to be issued) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than
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                  (a) (i) This Warrant and shares issued upon the exercise of this Warrant and (ii) such number of additional shares as may become issuable upon the exercise of this Warrant by reason of adjustments required pursuant to the anti-dilution provisions applicable to this Warrant as in effect on the date hereof,

                  (b) (i) Options and shares issued upon the exercise of Options or the conversion of Convertible Securities issued by the Company before the date hereof, and (ii) such additional number of shares as may become issuable by reason of adjustments required pursuant to anti-dilution provisions applicable to such Options or Convertible Securities, as in effect on the date hereof,

                  (c) (i) Options and shares issued upon the exercise of Options granted by the Company to any of its directors, officers, employees, consultants or agents or their affiliates after the date hereof pursuant to any compensation or benefit plan approved by the Company's board of directors or, if not pursuant to any such plan, then pursuant to any other resolution of the board of directors of the Company; provided in each such case that the exercise or purchase price for any such share shall not be less than 85% of the fair market value (determined in good faith by the Company's Board of Directors) of the Common Stock on the date of grant (whether or not the grant is conditioned on other events, such as shareholder approval), and (ii) such additional number of shares as may become issuable upon the exercise of any such Options by reason of adjustments required pursuant to anti-dilution provisions applicable to such Options,

                  (d) Options or Common Stock issued to third-party strategic or joint venture partners of, or licensors to, the Company, as approved by the board of directors of the Company, not to exceed shares representing in the aggregate 10% of the Company's Common Stock on a fully diluted basis,

                  (e) Options or Common Stock issued to third parties in connection with the purchase of assets or businesses, whether by merger, consolidation, purchase of assets or stock or otherwise, as approved by the board of directors of the Company,

                  (f) Common Stock issued to Michelle Investments LLC pursuant to that certain Stock Purchase Agreement, dated July 31, 2001, between the Company and Michelle Investments LLC, and

                  (g) Common Stock issued to Norton Family Living Trust UTD 2-4-91, Norton Family Living Trust UTD 2-15-96, Stevenson Family Living Trust UTD 7/1/97, JR Norton Ventures Limited Partnership, Michael R. Norton, Daniel D. Diethelm and Matthew A. Diethelm pursuant to that certain Stock Purchase Agreement, dated July 30, 2001, between the Company and such parties.

         "Additional Warrant Shares" shall mean, for every six months that elapses from and after the date hereof, so long as there are amounts outstanding in respect of the Term Loans, an additional 350,000 shares of the Company's Common Stock, but in no event greater than permitted under Section 25.

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         "Business Day" shall mean any day other than a Saturday or a Sunday or a day on which commercial banking institutions in the New York, New York or in Chicago, Illinois are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

         "Commission" shall mean the Securities and Exchange Commission or any successor agency having jurisdiction to enforce the Securities Act.

         "Common Stock" shall mean the company's common stock, par value per share, $0.001, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

         "Company" shall have the meaning assigned to it in the introduction to this Warrant, such term to include any corporation or other entity which shall succeed to or assume the obligations of the Company hereunder in compliance with
Section 4.

         "Company Indemnified Parties" shall have the meaning assigned to it in
Section 16.

         "Convertible Securities" shall mean any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

         "Current Market Price" shall mean, on any date specified herein, the average of the daily Market Price during the 10 consecutive trading days before such date (except with respect to the exercise of any Option granted by the Company pursuant to any Company Option plan or agreement, in which case "Current Market Price" or any similar term shall be as defined in such plan or agreement), except that, if on any such date the shares of Common Stock are not listed or admitted for trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

         "Deferral Period" shall have the meaning assigned to it in Section 16.

         "Distribution Date" shall have the meaning assigned to it in Section 3.10.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

         "Expiration Date" shall have the meaning assigned to it in the introduction to this Warrant.

         "Fair Value" shall mean, on any date specified herein (i) in the case of cash, the dollar amount thereof, (ii) in the case of a security, the Current Market Price, and (iii) in all other cases, the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined jointly by the Company and the Holder; provided,


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
however, that if such parties are unable to reach agreement within a reasonable period of time, the Fair Value shall be determined in good faith, by an independent investment banking firm selected jointly by the Company and the Holder or, if that selection cannot be made within ten days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and provided further, that the Company shall pay all of the fees and expenses of any third parties incurred in connection with determining the Fair Value.

         "Holder" shall have the meaning assigned to it in the introduction to this Warrant.

         "Holder Indemnified Parties" shall have the meaning assigned to it in
Section 16.

         "Loan and Security Agreement" shall have the meaning assigned to it in the introduction to this Warrant.

         "Market Price" shall mean, on any date specified herein, the amount per share of the Common Stock, equal to (i) the last reported sale price of such Common Stock, regular way, on such date or, in case no such sale takes place on such date, the average of the closing bid and asked prices thereof regular way on such date, in either case as officially reported on the principal national securities exchange on which such Common Stock is then listed or admitted for trading, (ii) if such Common Stock is not then listed or admitted for trading on any national securities exchange but is designated as a national market system security by the NASD, the last reported trading price of the Common Stock on such date, (iii) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the closing bid and asked prices of the Common Stock on such date as shown by the NASD automated quotation system, or (iv) if such Common Stock is not then listed or admitted for trading on any national exchange or quoted in the over-the-counter market, the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined jointly by the Company and the Holder; provided, however, that if such parties are unable to reach agreement within a reasonable period of time, the Market Price shall be determined in good faith by an independent investment banking firm selected jointly by the Company and the Holder or, if that selection cannot be made within ten days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and provided further, that the Company shall pay all of the fees and expenses of any third parties incurred in connection with determining the Market Price.

         "NASD" shall mean the National Association of Securities Dealers, Inc.

         "Option" means any right, warrant or option to subscribe for or purchase shares of Common Stock or Convertible Securities.

         "Other Securities" shall mean any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the Holder at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to
Section 4 or otherwise.

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         "Person" shall mean any individual, firm, partnership, corporation, trust, joint venture, association, joint stock company, limited liability company, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof, and shall include any successor (by merger or otherwise) of such entity.

         "Purchase Price" shall have the meaning assigned to it in the introduction of this Warrant, subject to adjustment and readjustment from time to time as provided in Section 3, and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by Section 3.

         "Registration Statement" shall have the meaning assigned to it in
Section 16.

         "Restricted Securities" shall mean (i) this Warrant, (ii) any shares of Common Stock (or Other Securities) issued or issuable upon the exercise of this Warrant which are (or, upon issuance, will be) evidenced by a certificate or certificates bearing the applicable legend set forth in such Section, and (iii) any shares of Common Stock (or Other Securities) issued subsequent to the full or any partial exercise of this Warrant as a dividend or other distribution with respect to, or resulting from a subdivision of the outstanding shares of Common Stock (or other Securities) into a greater number of shares by reclassification, stock splits or otherwise, or in exchange for or in replacement of the Common Stock (or Other Securities) issued upon such exercise, which are evidenced by a certificate or certificates bearing the applicable legend set forth in such Section.

         "Rights" shall have the meaning assigned to it in Section 3.10.

         "Securities Act" shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

         "Term Loan" shall have the meaning assigned to it in the Loan and Security Agreement.

         "Transfer Agent" shall have the meaning assigned to it in Section 14.

         "Violation" shall have the meaning assigned to it in Section 16.

         "Warrant" shall have the meaning assigned to it in the introduction to this Warrant.

         "Warrant Register" shall have the meaning assigned to it in Section
15.1

         "Warrant Shares" shall have the meaning assigned it in the introduction to this Warrant.

         2. EXERCISE OF WARRANT.

                  2.1 Manner of Exercise; Payment of the Purchase Price.

                  (a) This Warrant may be exercised by the Holder hereof, in whole or in part, at any time or from time to time on or after August 2, 2001, but prior to the Expiration Date, by surrendering to the Company at its principal office this Warrant, with the form of Election to Purchase Shares attached hereto as Exhibit A (or a reasonable facsimile


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
         thereof) duly executed by the Holder and accompanied by payment of the Purchase Price for the number of shares of Common Stock specified in such form. Any exercise by the Holder of this Warrant must be for the purchase of a minimum of 50,000 Warrant Shares (before giving effect to any share adjustment provided hereunder), except in the event that less than 50,000 Warrant Shares are issuable at such time of exercise, in which event such exercise must be for the purchase of all of such Warrant Shares issuable.

                  (b) Payment of the Purchase Price may be made as follows (or by any combination of the following): (i) in United States currency by cash or delivery of a certified check or bank draft payable to the order of the Company or by wire transfer to the Company, (ii) by cancellation of all or any part of the unpaid principal amount of the then outstanding Obligations (as defined in the Loan and Security Agreement), (iii) by cancellation of such number of the shares of Common Stock otherwise issuable to the Holder upon such exercise as shall be specified in such Election to Purchase Shares, such that the excess of the aggregate Current Market Price of such specified number of shares on the date of exercise over the portion of the Purchase Price attributable to such shares shall equal the Purchase Price attributable to the shares of Common Stock to be issued upon such exercise, in which case such amount shall be deemed to have been paid to the Company and the number of shares issuable upon such exercise shall be reduced by such specified number, or (iv) by surrender to the Company for cancellation certificates representing shares of Common Stock of the Company owned by the Holder (properly endorsed for transfer in blank) having a Current Market Price on the date of Warrant exercise equal to the Purchase Price. Notwithstanding the foregoing, so long as a Registration Statement is effective, and such Registration Statement is not subject to any Deferral Period, stop order or similar restriction, Section 2(b)(iii) above shall not apply; provided, however, that nothing herein shall preclude the Holder from effecting a cashless exercise (i.e., obtaining a short-term loan) through its broker or dealer if such transaction is otherwise in compliance with applicable securities laws.

                  2.2 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to, and the Purchase Price shall have been received by, the Company as provided in
Section 2.1, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in Section 2.3 shall be deemed to have become the holder or holders of record thereof for all purposes.

                  2.3 Delivery of Stock Certificates, etc.; Charges, Taxes and Expenses.

                  (a) As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within three Business Days thereafter, the Company shall cause to be issued in the name of and delivered to the Holder hereof or as the Holder may direct,

                           (i) a certificate or certificates for the number of
                  shares of Common Stock (or Other Securities) to which the Holder shall be entitled upon such exercise plus, in lieu of issuance of any fractional share to which the Holder would otherwise be entitled, if any, a check for the amount of cash equal to the

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                  same fraction multiplied by the Exercise Price per share on the date of Warrant exercise, and

                           (ii) in case such exercise is for less than all of
                  the shares of Common Stock purchasable under this Warrant, a new Warrant or Warrants of like tenor, for the balance of the shares of Common Stock purchasable hereunder.

                  (b) Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense, in respect of the issuance of such certificates, all of which such taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrants or any certificates for shares of Common Stock in a name other than that of the Holder, and the Company shall not be required to issue or deliver such Warrant or shares of Common Stock unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  2.4 Company to Reaffirm Obligations. The Company shall, at the time of each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if the Holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such rights to the Holder.

         3. ADJUSTMENT OF COMMON STOCK ISSUABLE UPON EXERCISE.

                  3.1 Adjustment of Number of Shares.

         Upon each adjustment of the Purchase Price as a result of the calculations made in this Section 3, this Warrant shall thereafter evidence the right to receive, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest one-hundredth) obtained by dividing (i) the product of the aggregate number of shares covered by this Warrant immediately prior to such adjustment and the Purchase Price in effect immediately prior to such adjustment of the Purchase Price by (ii) the Purchase Price in effect immediately after such adjustment of the Purchase Price. For purposes of determining any adjustments pursuant to this Article 3, any Additional Warrant Shares that become issuable upon exercise of this Warrant shall be deemed, on a retroactive basis, to have been covered by this Warrant immediately prior to each adjustment hereunder, and the Purchase Price and number of shares covered hereby shall be recalculated accordingly, but without duplication of any other adjustments hereunder.

                  3.2 Adjustment of Purchase Price.

                           3.2.1 Issuance of Additional Shares of Common Stock.
In case the Company at any time or from time to time after the date hereof shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3.3 or 3.4 but excluding Additional Shares of Common Stock purchasable


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
upon exercise of Rights referred to in Section 3.10) without consideration or for a consideration per share less than the Current Market Price in effect immediately prior to such issue or sale, then, and in each such case, subject to
Section 3.8, the Purchase Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Purchase Price by a fraction

                  (a) the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale and (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at such Current Market Price, and

                  (b) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, provided that, for the purposes of this Section 3.2.1, (x) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to Section 3.3 or 3.4, such Additional Shares shall be deemed to be outstanding, and (y) treasury shares shall not be deemed to be outstanding.

                           3.2.2 Extraordinary Dividends and Distributions. In
case the Company at any time or from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) on the Common Stock other than (a) a dividend payable in Additional Shares of Common Stock or (b) a dividend of Rights referred to in Section 3.10 hereof, then, in each such case, subject to Section 3.8, the Purchase Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of any class of securities entitled to receive such dividend or distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Purchase Price by a fraction

                                    (x) the numerator of which shall be the
                  Current Market Price in effect on such record date or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, less the Fair Value of such dividend or distribution applicable to one share of Common Stock, and

                                    (y) the denominator of which shall be such
                  Current Market Price,

                                    provided that, in the event that the amount
                  of such dividend as so determined is equal to or greater than 10% of such Current Market Price or in the event that such fraction is less than 9/10ths, in lieu of the foregoing adjustment, the Company shall, if reasonably feasible, make adequate provision so that the Holder shall receive, upon Warrant exercise, a pro rata share of such dividend based upon the maximum number of shares of Common Stock at the time issuable to the Holder (determined without regard to whether the Warrant is exercisable at such time.)


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                  3.3 Treatment of Options and Convertible Securities. In case the Company at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities of the Company entitled to receive, any Options or Convertible Securities (whether or not the rights thereunder are immediately exercisable), then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), provided that such Additional Shares of Common Stock shall not be deemed to have been issued unless
(i) the consideration per share (determined pursuant to Section 3.5) of such shares would be less than the Current Market Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be, and (ii) such Additional Shares of Common Stock are not purchasable pursuant to Rights referred to in Section 3.10, and provided, further, that in any such case in which Additional Shares of Common Stock are deemed to be issued

                  (a) whether or not the Additional Shares of Common Stock underlying such Options or Convertible Securities are deemed to be issued, no further adjustment of the Purchase Price shall be made upon the subsequent issue or sale of Convertible Securities or shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities, except in the case of any such Options or Convertible Securities which contain provisions requiring an adjustment, subsequent to the date of the issue or sale thereof, of the number of Additional Shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities by reason of (x) a change of control of the Company, (y) the acquisition by any Person or group of Persons of any specified number or percentage of the voting securities of the Company or (z) any similar event or occurrence, each such case to be deemed hereunder to involve a separate issuance of Additional Shares of Common Stock, Options or Convertible Securities, as the case may be;

                  (b) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Purchase Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;


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
                  (c) upon the expiration (or purchase by the Company and cancellation or retirement) of any such Options which shall not have been exercised or the expiration of any rights of conversion or exchange under any such Convertible Securities which (or purchase by the Company and cancellation or retirement of any such Convertible Securities the rights of conversion or exchange under which) shall not have been exercised, the Purchase Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

                           (i) in the case of Options for Common Stock or
                  Convertible Securities, the only Additional Shares of Common Stock issued or sold were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

                           (ii) in the case of Options for Convertible
                  Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue or sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (pursuant to Section 3.5) upon the issue or sale of such Convertible Securities with respect to which such Options were actually exercised;

                  (d) no readjustment pursuant to subdivision (b) or (c) above shall have the effect of increasing the Purchase Price by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities; and

                  (e) in the case of any such Options which expire by their terms not more than 45 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Purchase Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided in subdivision (c) above; and


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
                  (f) this Section 3.3 shall not apply to the assumption of Options or Convertible Securities in connection with the acquisition of a business, whether by merger, consolidation, exchange of stock or otherwise.

                  3.4 Treatment of Stock Dividends, Stock Splits, etc. In case the Company at any time or from time to time after the date hereof shall declare or pay any dividend on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

                  3.5 Computation of Consideration. For the purposes of this
Section 3,

                  (a) the consideration for the issue or sale of any Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration,

                           (i) insofar as it consists of cash, be computed at
                  the amount of cash received by the Company, without deducting any expenses paid or incurred by the Company or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale,

                           (ii) insofar as it consists of property (including
                  securities) other than cash, be computed at the Fair Value thereof at the time of such issue or sale, and

                           (iii) in case Additional Shares of Common Stock are
                  issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (i) and (ii) above, allocable to such Additional Shares of Common Stock, such allocation to be determined in the same manner that the Fair Value of property not consisting of cash or securities is to be determined as provided in the definition of 'Fair Value' herein;

                  (b) Additional Shares of Common Stock deemed to have been issued pursuant to Section 3.3, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

                           (i) the total amount, if any, received and receivable
                  by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible

                  Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (a), by

                           (ii) the maximum number of shares of Common Stock (as
                  set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities; and

                  (c) Additional Shares of Common Stock deemed to have been issued pursuant to Section 3.4, relating to stock dividends, stock splits, etc., shall be deemed to have been issued for no consideration.

                  3.6 Adjustments for Combinations, etc. In case the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Purchase Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                  3.7 Dilution in Case of Other Securities. In case any Other Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in Section 4) or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Company (or any such other issuer or Person) for a consideration such as to dilute, on a basis consistent with the standards established in the other provisions of this Section 3, the purchase rights granted by this Warrant, then, and in each such case, the computations, adjustments and readjustments provided for in this Section 3 with respect to the Purchase Price and the number of shares purchasable upon Warrant exercise shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of this Warrant, so as to protect the Holder against the effect of such dilution.

                  3.8 De Minimis Adjustments. If the amount of any adjustment of the Purchase Price per share required pursuant to this Section 3 would be less than one tenth (1/10) of one percent (1%) of the Purchase Price, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate a change in the Purchase Price of at least one tenth (1/10) of one percent (1%) of such Purchase Price. All calculations under this Warrant shall be made to the nearest .001 of a cent or to the nearest one-hundredth of a share, as the case may be.

                  3.9 Abandoned Dividend or Distribution. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution (which results in an adjustment to the Purchase Price under the terms of this Warrant) and shall, thereafter, and before such dividend or distribution is paid or delivered to shareholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then any adjustment made to the Purchase Price and number of shares of Common Stock purchasable upon Warrant exercise by reason of the taking of such record shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed.

                  3.10 Shareholder Rights Plan. Notwithstanding the foregoing, in the event that the Company shall distribute "poison pill" rights pursuant to a "poison pill" shareholder rights plan (the "Rights"), the Company shall, in lieu of making any adjustment pursuant to Section 3.2.1 or Section 3.2.2 hereof, make proper provision so that each Holder who exercises a Warrant after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such exercise, in addition to the shares of Common Stock issuable upon such exercise, a number of Rights to be determined as follows: (i) if such exercise occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon such exercise at the time of such exercise would be entitled in accordance with the terms and provisions of and applicable to the Rights; and (ii) if such exercise occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares into which the Warrant so exercised was exercisable immediately prior to the Distribution Date would have been entitled on the Distribution Date (after giving effect to any adjustments required pursuant to this Section 3) in accordance with the terms and provisions of and applicable to the Rights.

         4. CONSOLIDATION, MERGER, ETC.

                  4.1 Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, etc.

                  (a) In case the Company after the date hereof (i) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or
         (ii) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock or Other Securities shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or
         (iii) shall transfer all or substantially all of its properties or assets to any other Person, or (iv) shall effect a capital reorganization or reclassification of the Common Stock or Other Securities (other than a capital reorganization or reclassification resulting in the issue or Additional Shares of Common Stock for which adjustment in the Purchase Price is provided in Section 3.2.1 or 3.2.2), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Purchase Price in effect at the time of such consummation for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or Other

         Securities issuable upon such exercise prior to such consummation, the highest amount of securities, cash or other property to which such Holder would actually have been entitled as a shareholder upon such consummation if such Holder had exercised this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in Sections 3 through 5.

                  (b) If the Company undertakes a consolidation or merger with or into another corporation, a reverse triangular merger or any other transaction or series of related transactions pursuant to which all Shareholders receive 100% cash consideration for their shares of Common Stock (which transaction may exclude George Wallner or Paul Wallner or any affiliates or associates thereof), then at the Option of the Person acquiring all of such shares of Common Stock, the Holder shall receive in connection with the completion of such transaction(s), without exercise and upon surrender of this Warrant, cash in an amount equal to
         (a) the per share acquisition price payable by the acquiring Person to the Shareholders for their shares of Common Stock minus the Exercise Price determined as of the date of completion of such transaction(s), multiplied by (b) the number of Warrant Shares that are eligible for issuance under this Warrant on such date of completion (which, in the case of a series of related transactions, shall be the date of completion of the final transaction in such series). Upon payment of such amount to the Holder, this Warrant shall automatically expire and the rights hereunder shall be of no further force or effect.

                  4.2 Assumption of Obligations. Notwithstanding anything contained in this Warrant or in the Loan and Security Agreement to the contrary, the Company shall not effect any of the transactions described in clauses (a) through (d) of Section 4.1 unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of this Warrant as provided herein shall assume by written instrument (a) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant), (b) the obligation to deliver to the Holder such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this Section 3, the Holder may be entitled to receive. Nothing in this Section 4 shall be deemed to authorize the Company to enter into any transaction not otherwise permitted by the Loan and Security Agreement.

         5. OTHER DILUTIVE EVENTS. In case any event shall occur as to which the provisions of Section 3 or Section 4 hereof are not strictly applicable or if strictly applicable would not, in the reasonable judgment of the board of directors of the Company, fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such Sections, then, in each such case, the board of directors of the Company shall, in good faith, make an adjustment in the application of such provisions, in accordance with the essential intent and principles hereof so as to preserve, without dilution, the purchase rights represented by this Warrant.

         6. NO DILUTION OR IMPAIRMENT. The Company shall not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) shall not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all issuance, stamp or similar taxes, liens, security interests, encumbrances, preemptive rights and charges on the exercise of this Warrant from time to time outstanding, and (c) shall not take any action which results in any adjustment of the Purchase Price if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of this Warrant would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

         7. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of this Warrant, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate, signed by the Chairman of the Board, President or one of the Vice Presidents of the Company, and by the Chief Financial Officer, the Treasurer or one of the Assistant Treasurers of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or to be received by the Company for any Additional Shares of Common Stock issued or sold or deemed to have been issued, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Purchase Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Section 3) on account thereof. The Company shall forthwith mail a copy of such certificate to the Holder and shall, upon the written request at any time of the Holder, furnish to the Holder a like certificate. The Company shall also keep copies of such certificates at its principal office and shall cause the same to be available for inspection at such office during normal business hours by the Holder or any prospective purchaser of this Warrant designated by the Holder.

         8. NOTICES OF CORPORATE ACTION. In the event of:

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any consolidation or merger involving the Company and any other Person, any transaction or series of transactions in which more than 50% of the voting securities of the Company are transferred to another Person, or any transfer, sale or other disposition of all or substantially all the assets of the Company to any other Person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company shall mail to the Holder a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, sale, disposition, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 30 days prior to the date therein specified; provided, however, that the failure by the Company to provide any such notice within the time prescribed herein or otherwise in a timely manner shall have no effect on any of the transactions contemplated herein.

         9. REGISTRATION OF COMMON STOCK. If any shares of Common Stock required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such shares may be issued upon exercise, the Company shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. At any such time as Common Stock is listed on any national securities exchange, the Company shall, at its expense, obtain promptly and maintain the approval for listing on each such exchange, upon official notice of issuance, the shares of Common Stock issuable upon exercise of this Warrant and maintain the listing of such shares after their issuance; and the Company shall also list on such national securities exchange, shall register under the Exchange Act and shall maintain such listing of, any Other Securities that at any time are issuable upon exercise of this Warrant, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

         10. RESTRICTIONS ON TRANSFER.

                  10.1 Restrictive Legends. Except as otherwise permitted by this Section 10, this Warrant (including any Warrant issued upon the transfer of this Warrant or any replacement Warrant issued in connection with the partial exercise of this Warrant or the loss or destruction of this Warrant) shall be stamped or otherwise imprinted with a legend in substantially the following form:

                           "THIS WARRANT AND ANY SECURITIES ACQUIRED
                  UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE

                  REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT."

Except as otherwise permitted by this Section 10, each certificate for Common Stock (or Other Securities) issued upon the exercise of this Warrant, and each certificate issued upon the transfer of any such Common Stock (or Other Securities), shall be stamped or otherwise imprinted with a legend in substantially the following form:

                           "THE SECURITIES REPRESENTED BY THIS
                  CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN CERTAIN COMMON STOCK PURCHASE WARRANTS ISSUED BY THE COMPANY PURSUANT TO THE LOAN AND SECURITY AGREEMENT, DATED AUGUST 2, 2001, BETWEEN THE COMPANY AND CERTAIN OF ITS SUBSIDIARIES AS BORROWERS AND AN AFFILIATE OF THE HOLDER. A COMPLETE AND CORRECT COPY OF THE FORM OF SUCH WARRANT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY OR AT THE OFFICE OR AGENCY MAINTAINED BY THE COMPANY AS PROVIDED IN SUCH WARRANTS AND WILL BE FURNISHED TO THE HOLDER OF SUCH SECURITIES UPON WRITTEN REQUEST AND WITHOUT CHARGE."

                  10.2 Transfer to Comply With the Securities Act. Restricted Securities may not be sold, assigned, pledged, hypothecated, encumbered or in any manner transferred or disposed of, in whole or in part, except in compliance with the provisions of the Securities Act and state securities or Blue Sky laws and the terms and conditions hereof. Any transfer by the Holder of this Warrant (or any part hereof) must be in respect of a minimum of 50,000 Warrant Shares (before giving effect to any share adjustment provided hereunder), except in the event that less than 50,000 Warrant Shares are issuable at such time of transfer, in which event such transfer must be in respect of all of such Warrant Shares issuable. Prior to effecting any such sale, assignment, pledge, hypothecation, encumbrance, transfer or disposition, the Holder shall inform the Company and, upon the Company's request, deliver to the Company an opinion of counsel, reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act and is otherwise in compliance with the Securities Act and any applicable state securities or Blue Sky laws. Notwithstanding the foregoing, the last two sentences of this Section 10.2 shall not apply in connection with any transfer (without consideration) of this Warrant to an affiliate of the Holder.

                  10.3 Termination of Restrictions. The restrictions imposed by this Section 10 on the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (a) when a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) when such securities are sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (c) when, in the opinion of both counsel for the Holder and counsel for the Company, such restrictions are no longer required or necessary in order to protect the Company against a violation of the Securities Act upon any sale or other disposition of such securities without registration thereunder. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the Holder shall be entitled to receive from the Company, without expense, new stock certificates of like tenor representing such Restricted Securities which shall not bear the applicable legends required by
Section 10.1.

         11. REPRESENTATIONS OF COMPANY.

                  11.1 Organization and Qualification. The Company is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where such failure to qualify or to be in good standing would not have a material adverse effect on the business or assets of the Company, taken as a whole.

                  11.2 Authorization; Enforcement; Compliance with Other Instruments. (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Warrant and to issue the Warrant Shares in accordance with this Warrant, (b) the execution and delivery of this Warrant by the Company and the consummation by it of the transactions contemplated hereby, including, without limitation, the issuance of this Warrant and the reservation for issuance and the issuance of the Warrant Shares, upon exercise of this Warrant, have been duly authorized by the Company's board of directors and no further consent or authorization is required by the Company, its board of directors or its stockholders, (c) this Warrant has been duly executed and delivered by the Company, and (d) this Warrant constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

                  11.3 Capitalization and Indebtedness. As of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, par value $.001 per share, of which as of May 9, 2001, 34,388,445 shares are issued and outstanding. All of the outstanding shares of Common Stock have been validly issued and are fully paid and nonassessable. No shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as contemplated by this Warrant or as previously disclosed to the Holder in writing (including in the Loan and Security Agreement), as of the date hereof, (i) there are no outstanding Options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or Options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of this Warrant or, upon exercise of this Warrant, the issuance of Warrant Shares, except for anti-dilution provisions which have been validly waived on or prior to the date hereof in respect of the issuance of this Warrant and, upon exercise of this Warrant, the issuance of Warrant Shares.

                  11.4 Issuance of Warrants and Warrant Shares. This Warrant is duly authorized and, upon issuance in accordance with the terms hereof, will be validly issued, fully paid and nonassessable, free from all issuance, stamp or similar taxes, liens and charges with respect to the issue thereof, and shall not be subject to preemptive rights or other similar rights of stockholders of the Company. The Warrant Shares have been duly authorized and reserved for issuance upon exercise of this Warrant, and upon such exercise and full payment therefor, will be validly issued, fully paid and nonassessable, free from all issuance, stamp or similar taxes, liens and charges with respect to the issue thereof, and will not be subject to preemptive rights or other similar rights of stockholders of the Company.

                  11.5 No Conflicts. The execution, delivery and performance of this Warrant by the Company, and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Warrant Shares) will not (i) result in a violation of any organizational documents governing the Company or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Except for filing required pursuant to applicable securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental or regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by Warrant in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence on or prior to the date hereof have been obtained or effected on or prior to the date hereof.

         12. Representations Of The Holder.

         Upon issuance of this Warrant, the Holder represents and warrants to Sections 12.1 through 12.9 below, and upon exercise of this Warrant, the Holder represents and warrants to Sections 12.2, 12.3 and 12.4 below.

                  12.1 Purchase for Own Account. This Warrant is, and the Warrant Shares to be received by the Holder upon exercise hereof will be, acquired for investment for the Holder's own account and not with a view to the resale or distribution of any part thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing this Warrant, the Warrant Shares or any part thereof. The Holder does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participation to such Person with respect to this Warrant, the Warrant Shares or any part thereof.

                  12.2 Disclosure of Information. The Holder is aware of the Company's business affairs and financial condition, has received and reviewed all information (including all reports, registrations and other documents) filed by the Company with the Commission up to the date hereof) it considers necessary or appropriate for making an informed and knowledgeable decision as to whether to acquire this Warrant and further represents that it has had sufficient opportunity to ask questions and receive answers from the Company regarding the nature and affairs of the Company, including its business, properties, prospects and financial condition.

                  12.3 Investment Experience. The Holder is an investor in securities of companies and acknowledges that it is capable of bearing the economic risk of its investment in this Warrant and the Warrant Shares, including the risk of total loss of any or all of such investments, and has such knowledge and experience in financial or business matters that is capable of evaluating the merits and risks of such investments.

                  12.4 Accredited Investor. The Holder is an "accredited investor" within the meaning of Commission Rule 501 of Regulation D, as presently in effect.

                  12.5 Restricted Securities. The Holder understands and hereby acknowledges that (i) the Warrant Shares it may purchase pursuant to the provisions of this Warrant may not initially be registered under the Securities Act, and in such event will be issued in reliance upon a specific exemption from the registration requirements under the Securities Act, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein, and (ii) the Warrant Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption form registration is otherwise available.

                  12.6 Rule 144 Restrictions. The Holder is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: (i) the availability of certain public information about the Company; (ii) the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold, unless such securities are registered; (iii) the sale being made through a broker in an unsolicited "broker transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act),
(iv) the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein, and (v) the filing of Form 144 with the Commission.

                  12.7 Rule 144 Limitations. The Holder understands and acknowledges that at the time it wishes to sell some or all of the Warrant Shares there may not be an active public market upon which to make such a sale. The Holder further understands that if all the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A or Regulation S under the Securities Act or some other registration exemption will be required to permit the Holder to sell the Warrant Shares.

                  12.8 No Related Transactions. The Holder is not in any way affiliated with (i) Michelle Investments LLC, (ii) Norton Family Living Trust UTD 2-4-91, (iii) Norton Family Living Trust UTD 2-15-96, (iv) Stevenson Family Trust UTD 7-1-97, (v) JR Ventures Limited Partnership, (vi) Daniel D. Diethelm, or (vii) Michael Norton, and the issuance of this Warrant is not, and any exercise will not be, related to the above-described parties purchase of shares of Common Stock, or securities exercisable into, convertible into or exchangeable for such shares.

                  12.9 Ownership of Company Common Stock. Immediately prior to the date hereof, the Holder (and its affiliates) own less than 1,600,000 shares of the Company's Common Stock.

         13. AVAILABILITY OF INFORMATION. So long as the Company shall not have filed a registration statement pursuant to Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company shall, at any time and from time to time, upon the request of any holder of Restricted Securities and upon the request of any Person designated by such holder as a prospective purchaser of any Restricted Securities, furnish in writing to such holder or such prospective purchaser, as the case may be, a statement as of a date not earlier than 12 months prior to the date of such request of the nature of the business of the Company and the products and services it offers and copies of the Company's most recent balance sheet and profit and loss and retained earnings statements, together with similar financial statements for such part of the two preceding fiscal years as the Company shall have been in operation, all such financial statements to be audited to the extent audited statements are reasonable available, provided that, in any event the most recent financial statements so furnished shall include a balance sheet as of a date less than 16 months prior to the date of such request, statements of profit and loss and retained earnings for the 12 months preceding the date of such balance sheet, and, if such balance sheet is not as of a date less than six months prior to the date of such request, additional statements of profit and loss and retained earnings for the period from the date of such balance sheet to a date less than six months prior to the date of such request. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company shall use reasonable best efforts to timely file the reports required to be filed by it under the Securities Act and the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities
Act)) and will take such further action as any holder of Restricted Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rules may be amended from time to time, or (b) any successor rule or regulation hereafter adopted by the Commission.

         14. RESERVATION OF STOCK, ETC. The Company shall at all times reserve and keep available, solely for issuance and delivery upon exercise of this Warrant, the number of shares of Common Stock (or Other Securities) from time to time issuable upon exercise of this Warrant at the time outstanding. All shares of Common Stock (or Other Securities) issuable upon exercise of this Warrant shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof, and, in the case of all securities, shall be free from all issuance, stamp or similar taxes, liens, security interests, encumbrances, preemptive rights and charges. The transfer agent for the Common Stock, which may be the Company ("Transfer Agent"), and every subsequent Transfer Agent for any shares of the Company's capital stock issuable upon the exercise of any of the purchase rights represented by this Warrant, are hereby irrevocably authorized and directed at all times until the Expiration Date to reserve such number of authorized and unissued shares as shall be requisite for such purpose. The Company shall keep copies of this Warrant on file with the Transfer Agent for the Common Stock and with every subsequent Transfer Agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by this Warrant. The Company shall supply such Transfer Agent with duly executed stock certificates for such purpose. All Certificates surrendered upon the exercise of the rights thereby evidenced shall be canceled, and such canceled Warrants shall constitute sufficient evidence of the number of shares of stock which have been issued upon the exercise of such Warrants. Subsequent to the Expiration Date, no shares of stock need be reserved by the Company in respect of this Warrant.

         15. REGISTRATION AND TRANSFER OF WARRANTS, ETC.

                  15.1 Warrant Register; Ownership of Warrants. This Warrant shall be numbered and shall be registered in a warrant register (the "Warrant Register") as it is issued and transferred, which Warrant Register shall be maintained by the Company at its principal office or, at the Company's election and expense, by a warrant agent or the Transfer Agent. The Company shall be entitled to treat the registered Holder of this Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Warrant on the part of any other Person, and shall not be affected by any notice to the contrary, except that, if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of this Warrant for all purposes. Subject to Section 10, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

                  15.2 Transfer of Warrants. Subject to Section 10, this Warrant shall be freely transferable to any affiliate of the Holder. In addition, subject to compliance with Section 10, if applicable, this Warrant and all rights hereunder are transferable in whole or in part, without charge to the Holder hereof, upon surrender of this Warrant with a properly executed Form of Assignment attached hereto as Exhibit B at the principal office of the Company. Upon any partial transfer, the Company shall at its expense issue and deliver to the Holder a new Warrant of like tenor, in the name of the Holder, which shall be exercisable for such number of shares of Common Stock with respect to which rights under this Warrant were not so transferred.

                  15.3 Replacement of Warrants. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender of such Warrant to the Company at its principal office and cancellation thereof, the Company at its expense shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  15.4 Adjustments To Purchase Price and Number of Shares. Notwithstanding any adjustment in the Purchase Price or in the number or kind of shares of Common Stock purchasable upon exercise of this Warrant, any Warrant theretofore or thereafter issued may continue to express the same number and kind of shares of Common Stock as are stated in this Warrant, as initially issued.

                  15.5 Fractional Shares. Notwithstanding any adjustment pursuant to Section 3 in the number of shares of Common Stock covered by this Warrant or any other provision of this Warrant, the Company shall not be required to issue fractions of shares upon exercise of this Warrant or to distribute certificates which evidence fractional shares. In lieu of fractional shares, the Company shall make payment to the Holder, at the time of exercise of this Warrant as herein provided, in an amount in cash equal to such fraction multiplied by the Current Market Price of a share of Common Stock.

         16. REGISTRATION RIGHTS.

                  16.1 Registration.

                  (a) Initial Registration Statement. Within forty five (45) days after the date hereof, the Company shall prepare and file a registration statement under the Securities Act (a "Registration Statement") for the registration of (i) the Initial Warrant Shares,
         (ii) the Additional Warrant Shares (assuming that the maximum number of such Additional Warrant Shares will be issued to the Holder) and (iii) at the Company's option, shares of Common Stock issued or issuable to other security holders of the Company. The Company shall use best efforts to cause such Registration Statement to become effective within ninety (90) days after the date hereof.

                  (b) Piggyback Registration. If at any time during the five-year period commencing the date hereof, the Company determines to register for its own account or the account of others under the Securities Act any of its Common Stock for cash, other than on Form S-4 or Form S-8 or their then equivalents, the Company shall send to each Holder written notice of such determination and, if within ten (10) days after receipt of such notice, such Holder shall so request in writing, the Company shall include in such Registration Statement all or any part of the Warrant Shares that the Holder requests to be registered provided that, in the case of shares that have not yet been issued upon exercise, the Holder includes an irrevocable commitment to exercise the Warrant immediately prior to effectiveness of the Registration Statement. In the event that the managing underwriter for an offering advises the Company that the inclusion of such securities in the offering would be detrimental to the Company's offering, such securities shall be reduced pro rata among all Persons (including the Company) that are selling securities subject to such Registration Statement. A Registration Statement under this
         Section 16.1(b) shall remain effective for a period of at least 30 days from effectiveness.

                  (c) Termination. The obligations under this Section 16.1, including the obligations to maintain the effectiveness of a Registration Statement pursuant to Section 16.1(a) and to grant piggyback registration rights with respect to other Company registrations pursuant to Section 16.1(b), shall terminate upon the earlier of (i) the resale by the Holder of all Warrant Shares, (ii) such time as any Holder may resell all of its Warrant Shares without restriction (including, without limitation, as to volume) without registration under the Securities Act or (iii) seven (7) years from the date of original issuance of this Warrant.

                  16.2 Holder Information; Registration Expenses. The Holder shall promptly supply the Company with all such information as the Company may reasonably request for preparation of a Registration Statement and any amendments or supplements thereto. All expenses incurred in connection with the preparation and filing of a Registration Statement, including, without limitation, all federal and "blue sky" registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, listing fees of any securities exchange or automated trading or quotation system on which the Common Stock is listed or traded and the legal fees and related disbursements of Holder's legal counsel, but excluding brokers' discounts and commissions, shall be borne by the Company.

                  16.3 Registration Related Covenants of Company. In connection with the registration obligations of the Company provided in this Section 16, the Company hereby covenants that it shall:

                  (a) provide to the Holder such number of copies as the Holder may reasonably request of (i) a Registration Statement, (ii) each amendment and supplement thereto, and (iii) the prospectus included therein, to facilitate the Holder's disposition of the Warrant Shares contemplated by a Registration Statement;

                  (b) prepare and file with the Commission any amendment or supplement to a Registration Statement or the prospectus included therein as may be necessary to correct any statement or omission or to update any material information therein (with due regard to the Company's potential need to maintain in confidence undisclosed information relating to pending transactions or other corporate matters);

                  (c) use best efforts, once a Registration Statement is declared effective, to keep the Registration Statement effective (subject to subsections 16.1(b) and 16.3(d)) until the earlier of (i) the date on which all of the Warrant Shares have been sold, and (ii) the date on which all of the Warrant Shares may be immediately sold without restriction (including, without limitation, as to volume by each holder thereof) without registration under the Securities Act; provided, however, that in no event shall the Company be required to keep in effect the Registration Statement hereunder beyond
         (i) with respect to the registration contemplated by Section 16.1(a), the earliest of the dates set forth in Section 16.1(c) and (ii) with respect to a registration under Section 16.1(b), the thirty (30) day period set forth therein;

                  (d) promptly notify the Holder of any period (a "Deferral Period") during which the Holder must discontinue its use or dissemination of the prospectus included in a Registration Statement (including by reason of the fact that there is a material event or development involving the Company, that the Company intends to effect a primary offering of securities, or that the information in the prospectus needs to be amended or supplemented); provided, however, that the Company shall use best efforts to ensure that (i) no Deferral Period runs for more than 30 consecutive days, and (ii) the aggregate number of days in all Deferral Periods does not exceed 60 days in any 12-month period; and

                  (e) notify the Holder promptly after the Company receives notice of the issuance of any stop order by the Commission suspending the effectiveness of a Registration Statement, or the threat or initiation of any proceeding for such purpose, and use commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

         16.4 Indemnification.

         (a) By the Company. With respect to a Registration Statement, to the extent permitted by law, the Company will indemnify and hold harmless the Holder, the legal counsel and accountants for the Holder and each Person, if any, who controls the Holder within the meaning of the Securities Act or the Exchange Act (collectively, the "Holder Indemnified Parties"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

                  (i) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                  (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

                  (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by a Registration Statement;

and the Company will reimburse such Holder Indemnified Parties for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this subsection 16.4
(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which
(i) occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any of such Holder Indemnified Parties with respect to the Holder or (ii) arises out of the Holder's failure to satisfy prospectus delivery or other distribution requirements in connection with such registration.

                  (b) By the Holder. With respect to a Registration Statement, to the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company and other shareholders of the Company against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling Person or other shareholder (collectively, the "Company Indemnified Parties") may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder with respect to such Holder expressly for use in connection with such registration; and the Holder will reimburse any legal or other expenses reasonably incurred by any Company Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 16.4(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); and provided further, that in no event shall the Holder's cumulative, aggregate liability under this subsection 16.4(b) or under subsection 16.4(d), or under such subsections together, exceed the net proceeds received by the Holder in the registered offering out of which such Violation arises.

                  (c) Notice. Promptly after receipt by an indemnified party under this Section 16.4 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 16.4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, shall not relieve such indemnifying party of any liability to the indemnified party under this Section 16.4.

                  (d) Contribution. If the indemnification provided for in this
         Section 16.4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that (A) in no event shall the Holder's cumulative, aggregate liability under subsection 16.4(b) or under this subsection 16.4(d) hereof, or under such subsections together, exceed the net proceeds from the offering received by such Holder; and (B) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary herein, no party shall be liable for contribution under this subsection 16.4(d), except to the extent and under the circumstances as such party would have been liable to indemnify under subsection 16.4(a) or subsection 16.4(b) hereof, as the case may be, if such indemnification were enforceable under applicable law.

                  (e) Survival. The obligations of the Company and the Holder under this Section 16.4 shall survive the completion of any offering of Warrant Shares under the Registration Statement or otherwise.

                  16.5 Rule 144 Reporting. With a view to making available to the Holder the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Warrant Shares to the public without registration, after such time as a public market exists for the Common Stock and so long as the Holder owns any Warrant Shares, the Company agrees to:

                  (a) furnish to the Holder forthwith upon request (i) a written statement by the Company (A) as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act (for so long as it is subject to the reporting requirements of the Exchange Act), or (B) that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies after the date hereof), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company and information as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration or pursuant to Form S-3 (for so long as the Company is subject to the reporting requirements of the Exchange Act).

         17. REMEDIES; SPECIFIC PERFORMANCE. The Company stipulates that there would be no adequate remedy at law to the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant and accordingly, the Company agrees that, in addition to any other remedy to which the Holder may be entitled at law or in equity, the Holder shall be entitled to seek to compel specific performance of the obligations of the Company under this Warrant, without the posting of any bond, in accordance with the terms and conditions of this Warrant in any court of the United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of this Warrant, the Company shall not raise the defense that there is an adequate remedy at law. Except as otherwise provided by law, a delay or omission by the Holder hereto in exercising any right or remedy accruing upon any such breach shall not impair the right or remedy or constitute a waiver of or acquiescence in any such breach. No remedy shall be exclusive of any other remedy. All available remedies shall be cumulative.

         18. NO RIGHTS OR LIABILITIES AS SHAREHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof any rights as a shareholder of the Company or as imposing any obligation on the Holder to purchase any securities or as imposing any liabilities on the Holder as a shareholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

         19. NOTICES. All notices and other communications provided for or permitted hereunder shall be made in made in writing by hand delivery, telecopier, any courier guaranteeing overnight delivery or first class registered or certified mail, return receipt requested, postage prepaid, addressed to:

                  If to the Holder:

                                            Ableco Holding LLC
                                            450 Park Avenue
                                            New York, New York  10022
                                            Attention:  Timothy Fording
                                            Fax:  (212) 758-9330

                  With a copy to:

                                            Schulte Roth & Zabel LLP
                                            919 Third Avenue
                                            New York, New York  10022
                                            Attention:  Robert B. Loper, Esq.
                                            Fax:  212-593-5955

                  If to the Company:

                                            Hypercom Corporation
                                            2851 West Kathleen Road
                                            Phoenix, Arizona  85053
                                            Attention:  Chief Financial Officer
                                            Fax:  602-504-4582

                  With a copy to:

                                            Snell & Wilmer L.L.P.
                                            One South Church Avenue
                                            Suite 1500
                                            Tucson, Arizona  85701
                                            Attention:  Steven D. Pidgeon, Esq.
                                            Fax:  602-382-6070

         All such notices and communications (and deliveries) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when receipt is acknowledged, if telecopied; on the next Business Day, if timely delivered to a courier guaranteeing overnight delivery; and five days after being deposited in the mail, if sent first class or certified mail, return receipt requested, postage prepaid; provided, that the exercise of this Warrant shall be effective in the manner provided in Section 2.

         20. AMENDMENTS. This Warrant and any term hereof may not be amended, modified, supplemented or terminated, and waivers or consents to departures from the provisions hereof may not be given, except by written instrument duly executed by the Company and a majority in interest of the Holders of Series C Warrants (including any Warrants issued upon the partial assignment and transfer of this Warrant).

         21. DESCRIPTIVE HEADINGS, ETC. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Warrant otherwise requires: (1) words of any gender shall be deemed to include each other gender;
(2) words using the singular or plural number shall also include the plural or singular number, respectively; (3) the words "hereof," "herein," and "hereunder" and words of similar import when used in this Warrant shall refer to this Warrant as a whole and not to any particular provision of this Warrant, and Section and paragraph references are to the Sections and paragraphs of this Warrant unless otherwise specified; (4) the word "including" and words of similar import when used in this Warrant shall mean "including, without limitation," unless otherwise specified; (5) "or" is not exclusive; and (6) provisions apply to successive events and transactions.

         22. GOVERNING LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware (without giving effect to the conflict of laws principles thereof).

         23. COSTS AND ATTORNEYS' FEES. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Warrant, the Company shall pay all of the Holder's costs and reasonable attorneys' fees incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions therefrom.

         24. JUDICIAL PROCEEDINGS. Any legal action, suit or proceeding brought against the Company or the Holder with respect to this Warrant shall be brought in any federal or state court in the State of Delaware, and by execution and delivery of this Warrant, the Company and the Holder hereby irrevocably and unconditionally waive any claim (by way of motion, as a defense or otherwise) of improper venue, that it is not subject personally to the jurisdiction of such court, that such courts are an inconvenient forum or that this Warrant or the subject matter may not be enforced in or by such court. The Company and the Holder hereby irrevocably and unconditionally consent to the service of process of any of the aforementioned courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, at its address set forth or provided for in Section 17, such service to become effective 10 days after such mailing. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or commence legal proceedings or otherwise proceed against any other party in any other jurisdiction to enforce judgments obtained in any action, suit or proceeding brought pursuant to this Section.

         25. EFFECTIVENESS AND SHAREHOLDER APPROVAL. The Additional Warrant Shares shall be deemed to be granted, and may only be exercised by the Holder, upon approval of the shareholders of the Company to the extent required by applicable law, rule or regulation (including of any exchange upon which the Common Stock is traded). In the event that it is determined that shareholder approval is so required, the Company shall promptly take all commercially reasonable steps necessary to seek to obtain such approval, including the preparation, filing and distribution to shareholders of any necessary proxy or consent solicitation statement.

                                    HYPERCOM CORPORATION

                                    By: /s/ Jonathon E. Killmer
                                       -----------------------------------------
                                    Title: Executive Vice President
                                           and Chief Operating Officer
                                          --------------------------------------

                           ELECTION TO PURCHASE SHARES

         The undersigned hereby irrevocably elects to exercise the Warrant to purchase ____ shares of Common Stock, par value $.0001 per share ("Common Stock"), of Hypercom Corporation and hereby [makes payment of $________ therefor] [or] [makes payment therefor by application pursuant to Section 2.1(b)(ii) of the Warrant of $_______ aggregate principal amount of Term Loans (as defined in the Warrant)] [or] [makes payment therefor by reduction pursuant to Section 2.1(b)(iii) of the Warrant of the number of shares of Common Stock otherwise issuable to the Holder upon Warrant exercise by ___ shares] [or] [makes payment therefor by delivery of the following Common Stock Certificates of the Company (properly endorsed for transfer in blank) for cancellation by the Company pursuant to Section 2.1(b)(iv) of the Warrant, certificates of which are attached hereto for cancellation ___________ [list certificates by number and amount]]. The undersigned hereby requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:
         -----------------------------------------------------------------------
                                     (NAME)

--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)

--------------------------------------------------------------------------------
                  (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO:
           ---------------------------------------------------------------------
                                     (NAME)

--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)

         If the number of shares of Common Stock purchased (and/or reduced) hereby is less than the number of shares of Common Stock covered by the Warrant, the undersigned requests that a new Warrant representing the number of shares of Common Stock not so purchased (or reduced) be issued and delivered as follows:

ISSUE TO:
         -----------------------------------------------------------------------
                                (NAME OF HOLDER)

--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)

DELIVER TO:
           ---------------------------------------------------------------------
                                (NAME OF HOLDER)

--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)


Dated:              , 200           HOLDER
       -------------     -
                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned to purchase Common Stock, par value $.0001 per share ("Common Stock") of HYPERCOM Corporation represented by the Warrant, with respect to the number of shares of Common Stock set forth below:

  NAME OF ASSIGNEE               ADDRESS                NUMBER OF SHARES
  ----------------               -------                ----------------
----------------------   ----------------------  -------------------------------

----------------------   ----------------------  -------------------------------

----------------------   ----------------------  -------------------------------

----------------------   ----------------------  -------------------------------

----------------------   ----------------------  -------------------------------

and does hereby irrevocably constitute and appoint Hypercom Corporation to make such transfer on its books maintained for that purpose, with full power of substitution in the premises.

Dated:                , 200         ABLECO HOLDING LLC
       ---------------     -

Signature Guaranteed


                                    By:
-------------------------------        -----------------------------------------
                                    Name:
-------------------------------          ---------------------------------------
                                    Title:
                                          --------------------------------------


NOTICE: The signature to this Assignment must correspond with the name upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.